UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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KANDI TECHNOLOGIES, CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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KANDI TECHNOLOGIES, CORP.
Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China 321016

November 15, 2010

To the Stockholders of Kandi Technologies, Corp.:

The annual meeting of the stockholders (the “Meeting”) of Kandi Technologies, Corp. (the “Company”) will be held on December 17, 2010 at 2:00 p.m., local time, at the offices of K&L Gates LLP, 44th Floor, Edinburgh Tower, The Landmark, 15 Queen's Road Central, Hong Kong.

Details of the business to be conducted at the Meeting are provided in the enclosed Notice of Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meeting. It is important that your shares be voted on the matters scheduled to come before the Meeting. Whether or not you plan to attend the Meeting, I urge you to vote your shares.  For your convenience, we are providing three ways in which you may vote your shares: (1) by internet, at www.proxyvote.com and using the control number located on your proxy card; (2) by touch-tone telephone, by dialing the toll-free telephone number located on your proxy card and following the instructions; or (3) by mail, by executing and returning the enclosed proxy card in the prepaid envelope provided.  If you attend the Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Meeting, you may revoke such proxy at any time prior to the Meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Chairman of the Board of Directors of the Company.

Sincerely,

/s/ Hu Xiaoming
Hu Xiaoming
Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of stockholders to be held on December 17, 2010: In accordance with rules and regulations adopted by the Securities and Exchange Commission, we are now providing access to our proxy materials, including the proxy statement, our Annual Report for the 2009 fiscal year and a form of proxy relating to the annual meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.proxyvote.com. These proxy materials are available free of charge.

KANDI TECHNOLOGIES, CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on December 17, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Kandi Technologies, Corp., a Delaware corporation (the “Company”), will be held at 2:00 p.m., local time, at the offices of K&L Gates LLP, 44th Floor, Edinburgh Tower, The Landmark, 15 Queen's Road Central, Hong Kong for the following purposes:

1.
To elect a slate of nominees consisting of Hu Xiaoming, Zhu Xiaoying, Zheng Mingyang, Yao Zhengming, Ni Guangzheng, Jerry Lewin and Hu Wangyuan (each a “Nominee” and collectively, the “Nominees”) to serve as directors of the Company;

2.	To ratify the appointment of Albert Wong & Co. as the Company’s independent registered public accountants for fiscal year 2010; and

3.	To consider and vote upon such other matter(s) as may properly come before the Meeting or any adjournment(s) thereof.

The Board of Directors recommends that you vote in favor of each proposal.

Shareholders of record as of the Record Date (as defined below) are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE YOUR SHARES.  FOR YOUR CONVENIENCE, WE HAVE PROVIDED THREE EASY METHODS IN WHICH YOU CAN VOTE YOUR SHARES:

•	By Internet. Visit www.proxyvote.com and enter the control number located on your proxy card.

•	By Touch-Tone Telephone. Dial the toll-free number found on your proxy card and follow the simple instructions.

•	By Mail. Simply return your executed proxy in the enclosed postage paid envelope.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

By Order Of The Board Of Directors

/s/ Hu Xiaoming
Hu Xiaoming
Chairman and Chief Executive Officer

November 15, 2010

KANDI TECHNOLOGIES, CORP.
Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China 321016

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of Kandi Technologies, Corp., a Delaware corporation (the “Company” or “Kandi”) for the Annual Meeting of the Stockholders (the “Meeting”) to be held at 2:00 p.m., local time, on December 17, 2010 and at any adjournment or adjournments thereof, at the offices of K&L Gates LLP, 44th Floor, Edinburgh Tower, The Landmark, 15 Queen's Road Central, Hong Kong.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to the stockholders is November 15, 2010.  The proxy material are also available free of charge on the internet at www.proxyvote.com.   The stockholder is invited to attend the annual meeting to vote on the proposals described in this proxy statement.  However, the stockholder does not need to attend the annual meeting to vote.  Instead the stockholder may simply complete, sign and return the proxy card, complete the proxy card online at www.proxyvote.com, or vote by telephone by dialing the toll-free telephone number located on the proxy card.

We will bear the expense of solicitation of proxies for the Meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock (as defined below) and to request authority for the execution of the proxies. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board of Directors personally or by mail, telephone or facsimile.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only shareholders of record of our common stock, $.001 par value (the “Common Stock”), as of the close of business on November 1, 2010 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

Voting Stock

As of the Record Date, there were 24,061,221 shares of Common Stock outstanding. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on the matter to be voted at the Meeting. No other class of voting securities was then outstanding.

Quorum

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to the proposal, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Voting

The election of directors requires the approval of a plurality of the votes cast at the meeting. For purposes of the proposal, abstentions and broker “non-votes” will have no effect on the outcome.

If you are the beneficial owner, but not the registered holder of our shares, you cannot directly vote those shares at the Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank.

If you wish to vote in person at the Meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the Meeting.

At the Meeting, ballots will be distributed with respect to the proposal to each shareholder (or the shareholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: “FOR,” “AGAINST” or “ABSTAIN”.

Proxies

The form of proxy solicited by the Board of Directors affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, the matters to be acted upon at the Meeting. Shares represented by the proxy will be voted and, where the solicited shareholder indicates a choice with respect to the matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the proposal.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be affected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting at the Meeting. Unless so revoked, the shares represented by the proxies, if received in time, will be voted in accordance with the directions given therein.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors has any interest in the matters to be acted upon.

Dissenters’ Right of Appraisal

Under Delaware General Corporation Law and the Company’s Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Meeting.

PROPOSAL ONE
ELECTION OF DIRECTORS

Kandi’s Board is currently comprised of seven members. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the term of that director and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

The Board has recommended for election Hu Xiaoming, Zhu Xiaoying, Zheng Mingyang, Yao Zhengming, Ni Guangzheng, Jerry Lewin and Hu Wangyuan. If elected at the annual meeting, these directors would serve until the end of their respective terms and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Hu Xiaoming, Zhu Xiaoying, Zheng Mingyang, Yao Zhengming, Ni Guangzheng, Jerry Lewin and Hu Wangyuan. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each of Hu Xiaoming, Zhu Xiaoying, Zheng Mingyang, Yao Zhengming, Ni Guangzheng, Jerry Lewin and Hu Wangyuan has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

Our directors and nominees, their ages, positions with Kandi Technologies, Corp., the dates of their initial election or appointment as director are as follows:

Name	Position With the Company	Age	Director Since
Hu Xiaoming	Chief Executive Officer, President and Chairman of the Board	53	June 2007
Zhu Xiaoying	Chief Financial Officer and Director	39	June 2007
Hu Wangyuan	Vice President and Director	30	June 2007
Zheng Mingyang (1)(2)(3)	Director	56	June 2007
Yao Zhengming (1)(2)(3)	Director	52	May 2008
Ni Guangzheng (2)(3)	Director	72	Nominee
Jerry Lewin (1)	Director	55	Nominee

(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Nominating and Corporate Governance Committee

Hu Xiaoming, our Chief Executive Officer, President and Chairman of the Board, was the Chief Executive Officer of Zhejiang Kandi Vehicles, Co., Ltd. (“Zhejiang Kandi”), our PRC-based wholly-owned subsidiary, from March 2003 to November 2009. From June 2007 to present, Mr. Hu was the Chief executive Officer of the Company. He was the General Manager of the Yongkang Vehicle Company from October 1984 to March 2002.

Zhu Xiaoying, our Chief Financial Officer and Director, was the Chief Financial Officer of Zhejiang Kandi from September 2003 to November 2009. From June 2007 to present, Ms. Zhu was the Chief Financial Officer of the Company. From January 2000 to September 2003, Ms. Zhu was the Accounting Manager for Zhejiang Yonkang Automobile Manufacture Co.

Hu Wangyuan, our Vice President and Director, was a Vice President at Zhejiang Kandi from November 2002 to June 2007. Mr. Hu received his MBA at Hong Kong Polytechnic University in November 2002.

Zheng Mingyang, a Director since June 2007, was the Vice President of Yongkang Automobile Manufacture Co. from May 1992 to September 2003. Mr. Mingyang has been the acting General Manager of Meng Deli Electric Appliance Company, Ltd since March 2003, and has been a Director of Zhejiang Kandi Vehicles Company, Ltd since September 2003.

Yao Zhengming, a Director since May 2008, has been the Director of the Development Bureau of the PRC from January 2007 to present. Over the course of his career, Mr. Yao worked in several capacities for the Chinese government, including as Vice Director of the Finance Bureau in Yongkang (1988-1996), Director of Foreign Trade Bureau (1996-1997), Director of the Communications Bureau (1998-2003) and Director of the Science and Technology Bureau (January 2003-January 2007). Mr. Yao graduated from the Zhejiang Institute of Finance and Economics in January 1980.

Ni Guangzheng, a Director nominee, has been a Deputy Director of Technical Committee and Director of EV Research Institute of National ERC of Power Electronic Technology since 1998. Prior to that, he served as Head of Department of Electrical Engineering at Zhejiang University from 1994 to 1998, Deputy Director of Electro-technical Theory Committee of China Electro-Technical Society from 1989 to 1993, and was the Director of the National ERC of Power Electronic Technology from 1996 to 1998.  Prof. Ni was the Member of Education Ministry Instructing Committee for Electro-Technical Courses of Colleges and Universities from 1990 – 2000, Head of Electromagnetic Field Teaching Association for Colleges and Universities from 1996 to 2008, and Deputy Director of Large Electrical Machine Committee of Chinese Society of Electrical Engineering from 1997 to 1999. Since 1964, Prof. Ni has taught more than 10 different undergraduate and graduate courses in Xian Jiaotong University and Zhejiang University. He has supervised more than 40 PhD and MS thesis and published 10 textbooks. He has published more than 160 journal and conference papers, and held 1 patent.  Prof. Ni severed as the Chairman, Technical Program Committee, and International Advisory committee in more than 10 conferences in the area of electromagnetics. Prof. Ni has received several awards and prizes for his research work, among which the “B-Spline FEM and BEM for Electrical Engineering” and “Numerical Computation Theory and Methods for Inversed Problems of Eletromagnetic fields” had been awarded first-class prize by the Ministry of Education in 1996 and 2007 respectively.

Jerry Lewin, a Director nominee, is the Senior Vice President of Field Operations for Hyatt Hotels Corporation and is responsible for 35 hotels throughout North America.  Mr. Lewin has been with Hyatt since 1987.  In his day-to-day operations, Mr. Lewin oversees finance, sales and marketing, public relations, customer service, engineering, and human resources.  Mr. Lewin serves as a member of the corporation’s managing committee and sits on the board of directors of the New York City Hotel Association.  He is President of The New York Law Enforcement Foundation and serves as President for the NY State Troopers PBA Signal 30 Fund.  He is also a past member of the Board of Trustees of Metropolitan College.  Mr. Lewin served in various management capacities for several hotel companies in San Francisco, Oakland, Los Angeles, San Diego and Las Vegas.  Mr. Lewin received his Bachelor of Science degree from Cornell University and completed the Executive Development Program at J.L. Kellogg Graduate School of Management at Northwestern University.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF
EACH OF HU XIAOMING, ZHU XIAOYING, ZHENG MINGYANG, YAO ZHENGMING, NI
GUANGZHENG, JERRY LEWIN AND HU WANGYUAN

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTANTS

The Audit Committee of the Board has appointed Albert Wong & Co. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010. Services provided to the Company by our independent registered public accountants in fiscal 2009 are described under “Audit-Related Matters—Auditor Fees and Services,” below.

We are asking our stockholders to ratify the selection of Albert Wong & Co. as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Albert Wong & Co. to our stockholders for ratification as a matter of good corporate practice.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
RATIFICATION OF THE APPOINTMENT OF ALBERT WONG & CO. AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2010

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

CORPORATE GOVERNANCE

Meetings and Certain Committees of the Board

The Board of Directors held nine meetings during fiscal year 2009. All current directors attended, either in person or telephonically, all of the meetings of the Board of Directors and Board committees of which they are members. We have an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Board Committees

Audit Committee

The Audit Committee is currently comprised of Fong Heung Sang (Chair), Zheng Mingyang and Yao Zhengming, each of whom are “independent” as defined by NASDAQ rules, which is the independence standard that we have chosen to report under. Immediately following the Meeting, assuming the election of the Nominees, the Audit Committee will be comprised of Yao Zhengming (Chair), Zheng Mingyang and Jerry Lewin each of whom will be “independent” as defined by NASDAQ rules. The Audit Committee has an Audit Committee Charter, a copy of which was filed as an exhibit to the Current Report on Form 8-K, filed by the Company on November 5, 2007.   Fong Heung Sang is the designated “financial expert” as defined by the Securities and Exchange Commission’s (the “SEC”) rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and immediately following the meeting, assuming the election of the Nominees, Jerry Lewin will be the designated “financial expert.” The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee was established on October 31, 2007. In 2009, the Audit Committee met five times.

Compensation Committee

The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of the Compensation Committee are Zheng Mingyang (Chair), Yao Zhengming and Qian Min, all of whom are “independent” directors as defined by NASDAQ rules, which is the independence standard that we have chosen to report under. Immediately following the Meeting, assuming the election of the Nominees, the Compensation Committee will be comprised of Zheng Mingyang (Chair), Yao Zhengming and Ni Guangzheng, each of whom will be “independent” as defined by NASDAQ rules. The Compensation Committee was established on October 31, 2007.  In 2009, the Compensation Committee met one time. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee also has such additional powers as may be conferred upon it from time to time by the Board.

Nominating and Governance Committee

Nominating and Corporate Governance Committee (the “Nominating Committee”) is responsible for preparing a list of candidates to fill the expiring terms of directors serving on our Board of Directors. The Nominating Committee has a Nominating and Corporate Governance Committee Charter, a copy of which was filed as an exhibit to the Current Report on Form 8-K, filed by the Company on November 5, 2007. The Nominating Committee submits the list of candidates to the Board of Directors who determines which candidates will be nominated to serve on the Board of Directors. The names of nominees are then submitted for election at our Annual Meeting of Stockholders. The Nominating Committee also submits to the entire Board of Directors, a list of nominees to fill any interim vacancies on the Board of Directors resulting from the departure of a member of the Board of Directors for any reason prior to the expiration of his term. In recommending nominees to the Board of Directors, the Nominating Committee keeps in mind the functions of this body. The Nominating Committee considers various criteria, including the ability of the individual to meet the NASDAQ “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NASDAQ listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board of Directors will be evaluated based on the same criteria as all other nominees. The Nominating Committee also oversees our adherence to our corporate governance standards. The members of the Nominating Committee are Qian Min (Chair), Zheng Mingyang and Yao Zhengming. Immediately following the Meeting, assuming the election of the Nominees, the Nominating Committee will be comprised of Ni Guangzheng (Chair), Zheng Mingyang and Yao Zhengming, each of whom will be “independent” as defined by NASDAQ rules. The Nominating Committee was established on October 31, 2007. In 2009, the Nominating and Corporate Governance Committee met one time.

Director Nominations and Independence

The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be nominated. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Other relevant factors, including age and diversity of skills, will also be considered. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders. The Board uses its network of contacts when compiling a list of potential director candidates and may also engage outside consultants (such as professional search firms).

In addition, the Board of Directors reviews each nominee’s relationship with the Company in order to determine whether the nominee can be designated as independent. The following members of our Board of Directors meet the independence requirements and standards currently established by NASDAQ: Jerry Lewin, Zheng Mingyang, Yao Zhengming and Ni Guangzheng.

Board Leadership Structure and Risk Oversight

Our Chairman of the Board is also our Chief Executive Officer and President. We believe that by having this combined position, our Chief Executive Officer/Chairman serves as a bridge between management and the Board, ensuring that both act with a common purpose, and that the combined position facilitates our focus on both long- and short- term strategies.  Further, we believe that the advantages of having a Chief Executive Officer/Chairman with extensive knowledge of our company outweigh potential disadvantages.  Additionally, because four of our seven current Board members have been deemed to be independent by our Board, we believe our board structure provides sufficient independent oversight of our management.  Our Compensation Committee annually reviews our corporate goals and presents our Chief Executive Officer’s compensation for Board approval, and our bylaws also allow special meetings to be called by any director, the President, Vice-President or Secretary.  We do not have a lead independent director.

We administer our risk oversight function through our Audit Committee as well as through our Board of Directors as a whole. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board of Directors.

Stockholder Communications

The Board of Directors welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board of Directors. Stockholders who wish to communicate with the Board of Directors may send a letter to the Chairman of the Board of Directors of Kandi Technologies, Corp., at Jinhua City Industrial Zone, Jinhua, Zhejiang Province, People’s Republic of China 321016. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairman of the Board of Directors and submitted to the entire Board of Directors no later than the next regularly scheduled Board of Directors meeting.

Annual Meetings

We have no policy with respect to director attendance at annual meetings.

Compensation of Directors

On February 11, 2009, the Compensation Committee of the Board of Directors of the Company approved the grant of stock options for 2,600,000 shares of common stock to ten of the Company's employees and directors. The following table lists the number of options each director granted:

Name	Options
Hu Xiaoming	800,000
Zhu Xiaoying	520,000
Hu Wangyuan	500,000
Fong Heung Sang *	20,000
Zheng Mingyang	20,000
Yao Zhengming	20,000
Qian Min *	20,000
 * Not standing for re-election at the Meeting.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, nor do we have post-termination or change in control arrangements with directors, officers or other employees, but our Board of Directors may recommend adoption of one or more such programs in the future.

EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

Name	Age	Position With Our Company
Hu Xiaoming	53	Chairman and Chief Executive Officer
Zhu Xiaoying	39	Chief Financial Officer

Certain Relationships and Related Transactions.

Transactions with Related Persons

None.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our common stock as of November 1, 2010 for each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

		Amount and Nature of Beneficial Ownership (1)
Title of Class	Name and Address of Beneficial Owner	Number of Shares (2)	Percent of Voting Stock (3)
Common	Excelvantage Group Limited	12,000,000	49.87%
Common	Tim Ho Man	12,000,000	49.87%

(1)
On November 1, 2010, there were 24,061,221 shares of our common stock outstanding. Each person named above has sole investment and voting power with respect to all shares of the common stock shown as beneficially owned by the person, except as otherwise indicated below.

(2)
Under applicable rules promulgated by the U. S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a person is deemed the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person’s economic interest in the security. Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.

(3)
In determining the percent of our common stock owned by a person (a) the numerator is the number of shares of our common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 24,061,221 shares of our common stock outstanding on November 1, 2010 and (ii) any shares of our common stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

As of November 1, 2010, none of our officers or directors was a beneficial owner of our common stock.

Change of Control

None.

Compensation of Officers

None of our executive officers received compensation in excess of $100,000 for the fiscal years ended December 31, 2009 or 2008. The following table summarizes all compensation received by our previous and current principal executive officer and principal financial officer for the last two completed fiscal years:

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Hu Xiaoming, CEO and President (1)	2009	26,312	—	—	355,582	—	381,894
	2008	19,231	—	—	—	—	19,231

Zhu Xiaoying, CFO (2)	2009	17,542	—	—	231,128	—	248,670
	2008	16,939	—	—	—	—	16,939

(1)        Mr. Hu was appointed as CEO and President of the Company on June 29, 2007.
(2)        Ms. Zhu was appointed as CFO of the Company on June 29, 2007.

As of as of December 31, 2009, the Company did not have any “Grants of Plan-Based Awards,” “Outstanding Equity Awards at Fiscal Year-End,” “Option Exercises and Stock Vested,” “Pension Benefits,” “Non-Equity Incentive Plan Compensation” or “Nonqualified Deferred Compensation.” Nor did the Company have any “Post-Employment Payments” to report.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The members of the Compensation Committee are Zheng Mingyang (Chair), Yao Zhengming and Qian Min, all of whom are “independent” directors as defined by NASDAQ rules.  None of the members of the Compensation Committee was or is an officer or employee of the Company.  During the fiscal year ended December 31, 2009, none of the Company’s executive officers served on the Board of Directors or compensation committee of any other entity whose executive officers served on either the Company’s Board or Compensation Committee.

Employment Agreements

While we do have employment agreements with our executive officers, the salary for our executive officers is at the discretion of our Board of Directors. Mr. Hu Xiaoming’s employment agreement provides for an annual salary of RMB 180,000. Ms. Zhu Xioying’s employment agreement provides for an annual salary of RMB 120,000. Both employment agreements are for ten year terms, ending June 9, 2014.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2009, there were no outstanding equity awards to the named executive officers requiring tabular disclosure.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of its equity securities, file with the SEC reports of ownership and changes in ownership of its common stock and other equity securities. Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to us or written representations that no other reports were required, the Company believes that, during fiscal year 2009, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met.

Arrangements or Understandings

There was no arrangement or understanding between any of our directors and any other person pursuant to which any director was to be selected as a director.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the current directors or executive officers has been involved in any legal proceedings that are material to the evaluation of their ability or integrity.

Family Relationships

Hu Wangyuan, a Company Vice President, is the son of our Chairman and Chief Executive Officer, Hu Xiaoming.

Changes in Accountants

Effective on June 26, 2009, the Company’s Board of Directors, upon recommendation of the Audit Committee, dismissed Weinberg & Company P.A., the Company’s former independent auditor (the “Former Auditor”).

The Former Auditors’ audit report on the Company’s consolidated financial statements for each of the past two fiscal years, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s past two fiscal years and through the subsequent interim period preceding the Former Auditor’s dismissal on June 26, 2009, (a) there were no disagreements between the Company and the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditors, would have caused the Former Auditors to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K have occurred.

The Company engaged Albert Wong & Co. (the “New Auditor”) as its new independent auditor, effective on or about June 26, 2009. During the Company’s two fiscal years and subsequent interim period preceding June 26, 2009, the Company had not consulted with the New Auditors regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

All of the audit services described below were approved by our Board of Directors prior to rendering of services by our independent accountants. The Board of Directors has determined that the payments made to our independent accountants for these services are compatible with maintaining such auditor's independence.

Audit-Related Matters—Auditor Fees and Services

Audit Fees. The aggregate fees for each of the last two completed fiscal years rendered by the principal accountant, Albert Wong & Co., and Weinberg & Company, P.A., for our audits of our annual financial statements and interim reviews of our financial statements included in our filings with Securities and Exchange Commission on Form 10-Ks and 10-Qs, as well as services performed in conjunction with our filing of the registration statement on Form S-8, and services that are normally provided by the accountant in connection with statutory and regulatory filings, or engagements for those years were approximately:

	2009	2008
Audit Fees	$85,000	$270,402
Audit Related Fees	-	$1,556
All Other Fees	$8,000	$3,250
TOTAL FEES	$93,000	$275,208

Representatives of the principal accountants for the current year and for the most recently completed fiscal year:

a.   Are not expected to be present at the Meeting;

b.   Will have the opportunity to make a statement if they desire to do so; and

c.   Are not expected to be available to respond to appropriate questions.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services, to be provided by the independent registered public accounting firm to the Company. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by the independent registered public accounting firm, and the Company’s management may present additional services for approval.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

All services rendered by Albert Wong & Co. and Weinberg & Company, P.A. to the Company are permissible under any applicable laws and regulations. During 2009, all services performed by Albert Wong & Co. were approved in advance by the Audit Committee in accordance with the pre-approval policy.

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's 2010 Proxy Statement. This report is provided by the following directors, who comprise the Compensation Committee.

Zheng Mingyang
Yao Zhengming
Qian Min

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with our management. The Audit Committee has discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the independent auditors' independence. Additionally, the Audit Committee has reviewed fees charged by the independent auditors and has monitored whether the non-audit services provided by its independent auditors are compatible with maintaining the independence of such auditors. Based upon its reviews and discussions, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC and the Board approved that recommendation.

Fong Heung Sang
Zheng Mingyang
Yao Zhengming

Delivery of Documents to Shareholders Sharing an Address

Only one Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at Jinhua City Industrial Zone, Jinhua, Zhejiang Province, People’s Republic of China 321016.

Submission of Shareholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before June 17, 2011. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

Other Matters

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the Election of the Directors. Should any other matter be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains the reports, proxy and information statements and other information regarding Kandi that we have filed electronically with the SEC. The address of the SEC’s Internet site is http://www.sec.gov.

Annual Report

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, which has been filed with the SEC pursuant to the 1934 Act, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Kandi Technologies, Corp., Jinhua City Industrial Zone, Jinhua, Zhejiang Province, People’s Republic of China, 321016, or on the SEC’s internet website at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

November 15, 2010	/s/ Hu Xiaoming
Hu Xiaoming
Chairman and Chief Executive Officer

PROXY

KANDI TECHNOLOGIES, CORP.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 17, 2010

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Hu Xiaoming and Zhu Xiaoying, INDIVIDUALLY or any of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at 2:00 p.m., local time, at the offices of K&L Gates LLP, 44th Floor, Edinburgh Tower, The Landmark, 15 Queen's Road Central, Hong Kong.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card. If no instructions are given, this proxy will be voted FOR the proposals and in the proxies’ discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

(To Be Signed on Reverse Side.)

Please date, sign and mail your proxy card in the
envelope provided as soon as possible.
â Please detach along perforated line and mail in the envelope provided. â

FOR THE MATTER SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS.
Hu Xiaoming, Zhu Xiaoying, Zheng Mingyang, Jerry Lewin, Ni Guanghzheng, Yao Zhengming, and Hu Wangyuan

☐   FOR all nominees, listed above (except as specified below).
☐   WITHHOLD AUTHORITY to vote for all nominees listed above.

2.	RATIFICATION OF ALBERT WONG & CO. AS INDEPENDENT AUDITOR FOR KANDI TECHNOLOGIES, CORP. FOR THE YEAR 2010:

☐   FOR ratification of the independent auditor.
☐   AGAINST ratification of independent auditor.
☐   ABSTAIN.

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE
NAME(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED:

Signature of
Stockholder

Date:

Signature of
Stockholder

Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

KANDI TECHNOLOGIES, CORP.
Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China 321016

**Important Notice Regarding the Availability of Proxy Materials**

for the

2010 Annual Meeting of Stockholders

to Be Held on

December 17, 2010

The proxy statement and annual report on Form 10-K are available at
https://materials.proxyvote.com/483709

Meeting Information		How to Vote

Date:	December 17, 2010
To vote, simply complete and mail the proxy card or follow the instructions included with the proxy materials to vote by telephone or internet.  Alternatively, you may elect to vote in person at the annual meeting.  You will be given a ballot when you arrive.

Time:	2:00 p.m. local time
Location:	K&L Gates LLP
44th Floor, Edinburgh Tower
The Landmark
15 Queen's Road Central
Hong Kong

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of seven directors for a term of one year or until the next annual meeting of stockholders

Nominees:	Hu Xiaoming
Zhu Xiaoying
Zheng Mingyang
Jerry Lewin
Yao Zhengming
Ni Guangzheng
Hu Wangyuan

2.	Ratification of Audit Committee’s appointment of Albert Wong & Co. as the Company’s independent registered public accountants for fiscal year 2010